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                                                                     EXHIBIT 4.2

              FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT
                                    AGREEMENT

         This First Amendment to Fourth Amended and Restated Credit Agreement (this "Amendment") is made as of this 13th day of March, 2003 by and Developers Diversified Realty Corporation, a corporation organized under the laws of the State of Ohio (the "Borrower"), Bank One, NA, having its principal office in Chicago, Illinois and the several banks, financial institutions and other entities from time to time parties to this Agreement (the "Lenders"), and Bank One, NA, not individually, but as "Administrative Agent".

                                    RECITALS

         A. Borrower, Administrative Agent, and the Lenders are parties to a Fourth Amended and Restated Credit Agreement dated as of May 29, 2002 (the "Credit Agreement"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings described as such terms in the Credit Agreement.

         B. Pursuant to the terms of the Credit Agreement, the Lenders made available a credit facility with a potential Aggregate Commitment of $650,000,000.

         C. Borrower, JDN Realty Corporation, a Maryland corporation ("JDN Realty"), and DDR Transitory Sub, Inc., a Maryland corporation, have entered into an Agreement and Plan of Merger dated as of October 4, 2002 (the "Merger Agreement"), pursuant to which JDN Realty will become a Wholly-Owned Subsidiary of Borrower through the consummation of various merger transactions as more particularly described in the Merger Agreement (collectively, such transactions are referred to as the "Merger").

         D. Borrower has requested a change in certain terms contained in the Credit Agreement in order to facilitate the Merger.

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AMENDMENTS

         1. The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.

         2. The definition of "Value of Unencumbered Assets" in Article 1 of the Credit Agreement is hereby amended by changing clause (B) to read as follows:

                  "(B) for each Pre-Leased Project Under Construction, 100 percent of the then current book value, as determined in accordance with GAAP, of such Pre-Leased Project Under Construction, provided that the aggregate amount added to value under this clause (B) shall not exceed 10 percent of the total Value of Unencumbered Assets."
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         3.       Section 6.19 of the Credit Agreement is hereby amended and restated as follows:

                  Variable Interest Indebtedness. The Borrower and its Subsidiaries shall not at any time permit the outstanding principal balance of Indebtedness which bears interest at an interest rate that is not fixed through the maturity date of such Indebtedness to exceed $1,100,000,000, unless all of such Indebtedness in excess of $1,100,000,000 is subject to a Rate Management Transaction approved by the Administrative Agent that effectively converts the interest rate on such excess to a fixed rate.

         4. Section 6.21 (i) of the Credit Agreement is hereby amended and restated as follows:

                  Consolidated Outstanding Indebtedness to exceed (A) fifty-eight percent (58%) of Consolidated Market Value as of any date through and including December 30, 2003, and (B) fifty-five percent (55%) of Consolidated Market Value as of any date thereafter;

         5.       Borrower hereby represents and warrants that:

                  (a) no Default or Unmatured Default exists under the Loan Documents;

                  (b) the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

                  (c) there has been no material adverse change in the financial condition of Borrower as shown in its September 30, 2002 financial statements;

                  (d) Borrower has full corporate power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and

                  (e)      all representations and warranties contained in
                           Article 5 of the Credit Agreement are true and correct as of the date hereof and all references therein to "the date of this Agreement" shall refer to "the date of this Amendment."

         6. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         7. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

                                       -2-

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         8.       This Amendment shall become effective when (i) it has been executed by Borrower, Administrative Agent, and the Required Lenders; and (ii) the Merger has been completed.

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                  IN WITNESS WHEREOF, the Borrower, the Lenders and the
Administrative Agent have executed this Amendment as of the date first above written.

                                DEVELOPERS DIVERSIFIED REALTY
                                CORPORATION

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                3300 Enterprise Parkway
                                Beachwood, Ohio  44122
                                Phone:  216/755-5506
                                Facsimile:  216/755-1506
                                Attention:  Scott A. Wolstein

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                                BANK ONE, NA,
                                Individually and as Administrative Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                1 Bank One Plaza, IL 1-0315
                                Chicago, Illinois  60670
                                Phone:  312/732-4000
                                Facsimile:  312/732-5939
                                Attention:  Corporate Real Estate

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                                BANK OF AMERICA, N.A.,
                                Individually and as Syndication Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                231 South LaSalle Street
                                Chicago, IL 60697
                                Phone:  312/828-5215
                                Facsimile:  312/828-4970
                                Attention:  Ms. Cheryl Gray

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                                COMMERZBANK AG,
                                Individually and as Documentation Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                and by:

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                2 World Financial Center
                                New York, NY 10281-1050
                                Phone:  212/400/7569
                                Facsimile:  212/266-7565
                                Attention:  Mr. Douglas Traynor

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                                DEUTSCHE BANK SECURITIES, INC.
                                Individually and as Documentation Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                31 West 52nd Street
                                New York, NY 10019
                                Phone:  646/324-2118
                                Facsimile:  646/324-7450
                                Attention:  Mr. Geoff Bedrosian

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                                FLEET BANK,
                                Individually and as Documentation Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                100 Federal Street
                                Boston, MA 02110
                                Phone:  617/434-6322
                                Facsimile:  617/434-6384
                                Attention:  Mr. James Keough

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                                WELLS FARGO BANK, N.A.,
                                Real Estate Finance Group,
                                Individually and as Documentation Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                225 West Wacker
                                Suite 2550
                                Chicago, IL 60606
                                Phone:  312/269-4818
                                Facsimile:  312/782-0969
                                Attention:  Mr. Scott Solis

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                                WACHOVIA BANK, NA.,
                                Individually and as Managing Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                Mail Code GA-31281, 28th Floor
                                191 Peachtree St., N.E.
                                Atlanta, GA 30303
                                Phone:  404/332-5080
                                Facsimile:  404/332-4066
                                Attention:  Mr. John Blackwelder

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                                FIRSTAR BANK, N.A.,
                                Individually and as Co-Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                1350 Euclid Avenue
                                Cleveland, OH 44115
                                Phone:  216/623-5984
                                Facsimile:  216/241-0164
                                Attention:  Mr. Samuel Russo

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                                ING CAPITAL LLC,
                                Individually and as Co-Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                1325 Avenue of the Americas
                                New York, NY 10019
                                Phone:  646/424-6209
                                Facsimile:  212/424/6210
                                Attention:  Mr. David Lattimer

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                                JP MORGAN CHASE,
                                Individually and as Co-Agent

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                270 Park Avenue
                                New York, NY 10017
                                Phone:  212/270-9562
                                Facsimile:  212/270-3515
                                Attention:  Mr. John F. Mix

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                                AM SOUTH BANK

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                1900 Fifth Avenue North
                                Birmingham, AL 35203
                                Phone:  205/326-4071
                                Facsimile:  205/326-4075
                                Attention:  Mr. Robert Blair

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                                THE HUNTINGTON NATIONAL BANK

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                917 Euclid Avenue
                                Cleveland, OH 44115
                                Phone:  216/515-0683
                                Facsimile:  216/515-6369
                                Attention:  Mr. Richard Goss

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                                LASALLE BANK, N.A.

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                135 South LaSalle Street
                                Suite 1225
                                Chicago, IL 60603
                                Phone:  312/904-1273
                                Facsimile:  312/904-6691
                                Attention:  Mr. Eric Ogden

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                                LEHMAN COMMERCIAL PAPER INC.

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                399 Park Ave., 8th Floor
                                New York, NY 10022
                                Phone:  212/526-5153
                                Facsimile:  646-758-4672
                                Attention:  Mr. Tom Buffa

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                                PNC BANK, NATIONAL ASSOCIATION

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                One PNC Plaza
                                249 Fifth Avenue
                                Pittsburgh, PA 15222
                                Phone:  412/768-2376
                                Facsimile:  412/762-6500
                                Attention:  Mr. Andrew White

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                                CITICORP REAL ESTATE, INC.

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                390 Greenwich Street
                                New York, NY 10013
                                Phone:  212/723-6789
                                Facsimile:  212/723-8547
                                Attention:  Mr. Michael Psyllos

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                                ERSTE BANK

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                280 Park Avenue
                                West Building
                                New York, NY 10017
                                Phone:  212/984-5638
                                Facsimile:  212/984-5627
                                Attention:  Mr. Gregory Aptman

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                                MELLON BANK, N.A.

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                Suite 5325
                                One Mellon Center
                                Pittsburgh, PA 15258-0001
                                Phone:  412/234-9625
                                Facsimile:  412/234-8657
                                Attention:  Mr. Thomas Greulich

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                                THE NORTHERN TRUST COMPANY

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                50 South LaSalle Street
                                Chicago, IL 60675
                                Phone:  312/444-3380
                                Facsimile:  312/444-7028
                                Attention:  Mr. Robert Wiarda

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                                SOUTHTRUST BANK

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                420 North 20th Street
                                Birmingham, AL 35203
                                Phone:  205/254-4438
                                Facsimile:  205/254-8270
                                Attention:  Mr. Ronnie Brantley

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                                ALLIED IRISH BANKS, P.L.C.
                                New York Branch

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                405 Park Avenue
                                New York, NY 10022
                                Phone:  212/515-6847
                                Facsimile:  212/339-8325
                                Attention:  Mr. Anthony O'Reilly
                                            Ms. Hillary Patterson

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                                CHANG HWA BANK

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                685 3rd Avenue, 29th Floor
                                New York, NY 10017
                                Phone:  212/651-9770 ext. 29
                                Facsimile:  212/651-9785
                                Attention:  Vivian Chen

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                                COMPASS BANK

                                By:_________________________________________
                                Print Name:_________________________________
                                Title:______________________________________

                                15 South 20th Street
                                15th Floor
                                Birmingham, AL 35233
                                Phone:  205/297-3851
                                Facsimile:  205/297-7994
                                Attention:  Johanna Paley

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